SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: October 20, 2004

                            REWARD ENTERPRISES, INC.
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               (Exact Name of Registrant as Specified in Charter)

            NEVADA                  000-27259                 98-0203927
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

        2033 MAIN STREET, SUITE 500, SARASOTA, FL          34237
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        (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (941) 928-7394

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
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On October 12, 2004, Reward Enterprises, Inc. signed a non-binding Letter of
Intent to acquire all of the outstanding shares of common stock of Consumers Choice Financial Services, Inc., in exchange for the issuance of 300,000,000 split-adjusted shares of Reward Enterprises, Inc. common stock to the current shareholders of Consumers Choice Financial Services, Inc.

EXHIBITS
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99.1     Letter of Intent

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REWARD ENTERPRISES, INC.

                                        /s/ Earl Ingarfield
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                                        Earl Ingarfield
                                        Chairman, President
                                        Date:Ocotber 20, 2004